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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 27, 2004
                        (Date of earliest event reported)

Commission        Registrant; State of Incorporation;          I.R.S. Employer
File Number          Address; and Telephone Number           Identification No.

     1-3525       AMERICAN ELECTRIC POWER COMPANY, INC.         13-4922640
                  (A New York Corporation)
                  1 Riverside Plaza
                  Columbus, Ohio 43215
                  Telephone (614) 716-1000

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Item 7.     Financial Statements and Exhibits.

      The Exhibit Index on page 3 is incorporated herein by reference.

Item 9.     Regulation FD Disclosure.

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc. dated April 27, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.



                              By:    /s/ Thomas G. Berkemeyer
                                     -------------------------------
                              Name:  Thomas G. Berkemeyer
                              Title: Assistant Secretary

April 27, 2004


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                                  EXHIBIT INDEX

Exhibit No.      Description

   99 Press Release issued by American Electric Power Company, Inc., dated April 27, 2004.


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